                                                                   EXHIBIT 10.20

                                      NOTE

$___________                                                San Jose, California
                                                                  March 25, 1999

       FOR VALUE RECEIVED, ________________ ("Maker") promises to pay to BackWeb Technologies Ltd., an Israeli corporation (the "Company"), or order, the principal sum of ____________ dollars ($_____________ ), together with interest on the unpaid principal hereof from the date hereof at the rate of five and a quarter percent (5.25%) per annum, compounded annually. Payment of principal and interest shall be made as set forth below on the earlier of: (a) the applicable Payment Date specified below or (b) the date that Maker sells any Ordinary Shares (referenced below) which have vested during the period between the applicable Payment Date and the last prior Payment Date. If the date of payment is based on clause (b) in the previous sentence and the proceeds from the disposition of the Ordinary Shares is less than the amounts of principal and interest due, then Maker shall pay to the Company the proceeds from the disposition of the applicable Ordinary Shares to reduce the amount of principal and interest then due and the remaining amounts of principal and interest shall continue to be due on the earlier of: (a) the applicable Payment Date or (b) the date that Maker thereafter sells any Ordinary Shares which have vested during the period between the next Payment Date and the last prior Payment Date. Notwithstanding the above, Maker shall have the right to prepay all or any part of the principal and interest due and payable under this Note without penalty. All payments made on this Note shall be credited first to accrued interest, if any, and, second, to the reduction of the principal sum, and interest shall thereupon cease on the principal so reduced.


   Payment Date         Principal Due             Interest Due
   ------------         -------------             ------------
   ____________         1/4 of principal          All accrued, unpaid interest as of Payment Date
   ____________         1/4 of principal          All accrued, unpaid interest as of Payment Date
   ____________         1/4 of principal          All accrued, unpaid interest as of Payment Date
   ____________         1/4 of principal          All accrued, unpaid interest as of Payment Date


       Maker shall tender payments to the following address or at such other place as the Company may designated in writing:

       BackWeb Technologies, Inc.
       2077 Gateway Place, Suite 500
       San Jose, CA 95110
       Attn:  Accounts Payable

       This Note is subject to the terms of the Stock Option Grant Agreement, as amended, between Maker and the Company dated as of March 25, 1999 (the "Option"). This Note is secured in part by a pledge of the Company's Ordinary Shares under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

       Maker shall be in default hereunder if (i) Maker fails to timely pay an Installment pursuant to the terms of this Note, and such failure remains uncured for a period of at least ten (10) days after receipt by Maker or written notice of such non-payment; or (ii) Maker fails to perform any of the covenants set forth in the Option or contained in the Security Agreement for a period of ten
(10) days after written notice thereof from Company.

       In the event of default hereunder, the holder of this Note shall have the right to declare a default and notify Maker that the entire unpaid balance of the principal sum and any accrued interest thereon is due and payable. Further, in the event that Maker shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated and accrued interest shall be immediately due and payable. The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default. However, in the event of the occurrence of an acceleration hereunder as described in this paragraph and in the event that Company exercises its Repurchase Option described in the Restricted Stock Purchase Agreement between Maker and Company, the amounts to be paid to Maker under the Repurchase Option shall be applied and offset against the principal and interest due and payable hereunder.

       The rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. The courts (state and federal) located in Santa Clara County shall have exclusive jurisdiction to determine the validity, construction and performance of this Note and the legal relations between Maker and the Company, and venue in such courts shall be proper. Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

       Any notice or other communication hereunder shall be in writing and shall be deemed given and effective (i) when delivered personally, by facsimile or by overnight courier service, or (ii) three days after the postmark date if mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to a party at its address stated below or to such other address as such party may designate by written notice of change of address.

       BackWeb Technologies, Inc.
       2077 Gateway Place, Suite 500
       San Jose, CA 95110
       Attn:  Chief Financial Officer

       Facsimile: (408) 933-1800

       In the event Company assigns this Note, Company shall notify Maker of such assignment, the name, address, and telefax number of the assignee, and the effective date of the assignment. Until Maker receives notice of the assignment containing such information, Maker is authorized to pay to the last known Company the amounts due from time to time hereunder and Maker shall be discharged to the extent of any payments so made.


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

       As to this Note, Maker waives presentment, demand for payment, protest, notice of protest, demand and dishonor and non-payment of this Note, and expressly agrees that the maturity date of this Note for any payment hereunder may be extended by Company from time to time without in any way affecting the liability of Maker. Maker further waives promptness, diligence, notice of acceptance and any other notice with respect to any of its obligations and any requirement that Company exhaust any rights or take any action against any collateral. Maker further hereby waive notice of proof of reliance of Company on this Note. Maker shall make all payments under this Note without defense, offset or counterclaim. No failure to exercise and not delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waive of such rights. This Note may not be changed orally, but may be changed only by an agreement in writing, which is signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought.


                                        Signature:
                                                  ------------------------------
                                        Print Name:
                                                   -----------------------------

                               SECURITY AGREEMENT

This Security Agreement is made as of March 25, 1999 between BackWeb Technologies Ltd., an Israeli corporation ("Pledgee"), and ______________ ("Pledgor").

                                    Recitals

Pursuant to Pledgor's election to purchase Shares under the Stock Option Grant Agreement, as amended, between the Pledgee and the Pledgor dated March 25, 1999 (the "Option"), between Pledgor and Pledgee under Pledgee's 1998 Stock Option Plan, and Pledgor's election under the terms of the Option to pay for such shares with the promissory note (the "Note") dated as of even date herewith, Pledgor has purchased __________ shares of Pledgee's Common Stock (the "Shares") at a price of $_________ per share, for a total purchase price of $_____________.

NOW, THEREFORE, it is agreed as follows:

       1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Chief Financial Officer of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

       The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

       2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

    Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

    Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

    Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.


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

       3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

       4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

       5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

       6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

    Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more as more particularly described in the Note; or

    Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

       In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

       7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

       8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

       9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

       10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

       11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

       12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

       13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

       14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of California.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"PLEDGOR"
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name

                                        Address:
                                                    ----------------------------

                                                    ----------------------------



"PLEDGEE"                               BackWeb Technologies Ltd.,
                                        an Israeli corporation



                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Title



"PLEDGEHOLDER"
                                        ----------------------------------------
                                        Chief Financial Officer of BackWeb
                                        Technologies Ltd.